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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        September 19, 2002
                                                 ------------------------------




                            Predictive Systems, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                      000-30422                13-3808483
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


         19 West 44th Street, New York, NY                          10036
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       212-659-3400
                                                    ---------------------------


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         (Former name or former address, if changed since last report.)





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Item 5. Other Events

         On September 19, 2002, Predictive Systems, Inc. announced that it will expense the cost of stock options by adopting the fair value method of accounting for stock options contained in SFAS No. 123, Accounting for Stock-Based Compensation. Predictive will adopt the fair value method during the fourth quarter of 2002.

         Predictive Systems, Inc. also announced on that day that it will offer certain of its employees the opportunity to participate in a voluntary stock option exchange program.

         The complete text of the press release, dated September 19, 2002, is attached to this report as Exhibit 99.1, and such press release is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

              (c) Exhibits.

      Exhibit
       Number         Description
      -------         -----------
       99.1           Press Release dated as of September 19, 2002.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          PREDICTIVE SYSTEMS, INC.


Dated: September 19, 2002

                                          By:  /s/ Neeraj Sethi
                                               --------------------------------
                                               Name: Neeraj Sethi
                                               Title: CFO




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                                  EXHIBIT INDEX


      Exhibit
       Number         Description
      -------         -----------
       99.1           Press Release dated as of September 19, 2002.